SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE DATED 10/1/2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2003

CTI MOLECULAR IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49867	62-1377363

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

810 Innovation Drive, Knoxville, Tennessee 37932

(Address of Principal Executive Offices, including Zip Code)

(865) 281-2000

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.     Results of Operations and Financial Condition.

     On October 1, 2003, CTI Molecular Imaging, Inc. issued a press release revising its guidance for the fourth quarter and year ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI MOLECULAR IMAGING, INC

/s/ David N. Gill

David N. Gill
Senior Chief Financial Officer and Senior Vice President
(Principal Accounting Officer)

Date: October 1, 2003

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated October 1, 2003